PROVISIONS	12 Months Ended
Dec. 31, 2023
Disclosure of other provisions [abstract]
PROVISIONS
NOTE 24 - PROVISIONS

(in millions of Euros)	Close down and environmental remediation costs	Restructuring costs	Legal claims and other costs	Total
At January 1, 2023	86	—	25	111
Allowance	8	—	1	9
Amounts used	(3)	—	(1)	(4)
Unused amounts reversed	(2)	—	(4)	(6)
Unwinding of discounts and change in discount rates	(4)	—	—	(4)
Effects of changes in foreign exchange rates	1	—	—	1
At December 31, 2023	86	—	21	107

Of which current	10	—	8	18
Of which non-current	76	—	13	89
Total provisions	86	—	21	107

(in millions of Euros)	Close down and environmental remediation costs	Restructuring costs	Legal claims and other costs	Total
At January 1, 2022	88	2	27	117
Allowance	3	—	3	6
Amounts used	(3)	(2)	(2)	(7)
Unused amounts reversed	—	—	(4)	(4)
Unwinding of discounts and change in discount rates	(5)	—	—	(5)
Effects of changes in foreign exchange rates	3	—	1	4
At December 31, 2022	86	—	25	111

Of which current	12	—	9	21
Of which non-current	74	—	16	90
Total provisions	86	—	25	111
Close down, environmental and remediation costs
The Group records provisions for the estimated present value of the costs of its environmental clean-up obligations and close down and restoration efforts based on the net present value of estimated future costs of the dismantling and demolition of infrastructure and the removal of residual material of disturbed areas.
These provisions are expected to be settled over the next 40 years depending on the nature of the disturbance and the technical remediation plans.
Legal claims and other costs

	At December 31,
(in millions of Euros)	2023	2022
Litigation	13	15
Disease claims (A)	8	10
Total provisions for legal claims and other costs	21	25
(A)Since the early 1990s, certain activities of the Group’s businesses have been subject to claims and lawsuits in France relating to occupational diseases resulting from alleged asbestos exposure, such as mesothelioma and asbestosis. It is not uncommon for the investigation and resolution of such claims to go on over many years as the latency period for developing such diseases is typically between 25 and 40 years. For any such claim, it is up to the social security authorities in each jurisdiction to determine if a claim qualifies as an occupational illness claim. If so determined, the Group must settle the case or defend its position in court. At December 31, 2023, seven cases in which gross negligence is alleged (“faute inexcusable”) are outstanding (five at December 31, 2022), the average amount per claim being around €0.4 million. The average settlement amount per claim over the past five years was less than €0.5 million. It is not anticipated that the resolution of such litigation and proceedings will have a material effect on the future results from continuing operations, financial position, or cash flows of the Group.
Contingencies
The Group is involved, and may become involved, in various lawsuits, claims and proceedings relating to customer claims, product liability, employee and retiree benefit matters and other commercial matters. The Group records provisions for pending litigation matters when it determines that it is probable that an outflow of resources will be required to settle the obligation, and such amounts can be reasonably estimated. In some proceedings, the issues raised are or can be highly complex and subject to significant uncertainties and amounts claimed are and can be substantial. As a result, the probability of loss and an estimation of damages are and can be difficult to ascertain. In exceptional cases, when the Group considers that disclosures relating to provisions and contingencies may prejudice its position, disclosures are limited to the general nature of the dispute.